Citigroup Affiliated Counterparties
                                    6/30/04
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

       Company Name                                                         Type
   1   Acci Securities, Inc.                                                Broker-Dealer
   2   Acciones y Valores de Mexico, S.A. de C.V.                           Broker-Dealer
   3   Banco Citibank S.A.                                                  BD Affiliate
   4   California Commerce Banc Securities, Inc.                            Broker-Dealer
   5   Casa de Bolsa Banamex, S.A. de C.V., Grupo Financiero Banamex        Broker-Dealer
   6   Cheapside (SSL) Limited                                              Broker-Dealer
   7   Citi Valores de El Salvador S.A. de C.V.                             Broker-Dealer
   8   Citibank (Switzerland)                                               Broker-Dealer
   9   Citibank Agencia de Valores S.A.                                     Broker-Dealer
  10   Citibank Aktiengesellschaft                                          BD Affiliate
  11   Citibank Belgium S.A./N.V.                                           BD Affiliate
  12   Citibank Berhad                                                      BD Affiliate
  13   Citibank Canada                                                      BD Affiliate
  14   Citibank Global Asset Management (Asia) Limited                      BD Affiliate
  15   Citibank International                                               BD Affiliate
  16   Citibank International PLC                                           BD Affiliate
  17   Citibank Investment and Securities RT.                               BD Affiliate
  18   Citibank Limited                                                     BD Affiliate
  19   Citibank Malaysia (L) Limited                                        BD Affiliate
  20   Citibank Mercado De Capitales, CA Citmerca, Casa De Bolsa            Broker-Dealer
  21   Citibank Privatkunden AG                                             BD Affiliate
  22   Citibank Securities (Taiwan) Limited                                 Broker-Dealer
  23   Citibank, N.A.                                                       BD Affiliate
  24   Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.     Broker-Dealer
  25   Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.         Broker-Dealer
  26   Citibrokerage S.A.                                                   BD Affiliate
  27   CitiBusiness-Leasing Financial Services Company Limited              BD Affiliate
  28   Citicorp Brokerage (India) Limited                                   Broker-Dealer
  29   Citicorp Capital Markets Australia Limited                           Broker-Dealer
  30   Citicorp Capital Markets Limited                                     Broker-Dealer
  31   Citicorp Capital Markets Sociedad Anonima                            Broker-Dealer
  32   Citicorp Capital Markets Uruguay S.A.                                Broker-Dealer
  33   Citicorp Capital Philippines, Inc.                                   Broker-Dealer
  34   Citicorp Financial Services Corporation                              Broker-Dealer
  35   Citicorp International Limited                                       BD Affiliate
  36   Citicorp International Securities Ltd.                               BD Affiliate
  37   Citicorp Inversora S.A. Gerente De Fondos                            BD Affiliate
  38   Citicorp Investment Bank (Singapore) Limited                         Broker-Dealer
  39   Citicorp Investment Services                                         Broker-Dealer
  40   Citicorp Investments Limited                                         BD Affiliate
  41   Citicorp Merchant Bank Limited                                       Broker-Dealer
  42   Citicorp Peru S.A. Sociedad Agente de Bolsa                          Broker-Dealer
  43   Citicorp Securities (CR) S.R.O.                                      BD Affiliate
  44   Citicorp Securities (Japan) Limited                                  Broker-Dealer
  45   Citicorp Securities (Thailand) Ltd.                                  Broker-Dealer
  46   Citicorp Securities Asia Pacific Limited                             Broker-Dealer
  47   CITICORP SECURITIES BOLIVIA S.A.                                     Broker-Dealer
  48   Citicorp Securities International (RP) Inc.                          Broker-Dealer
  49   Citicorp Securities Services, Inc.                                   Broker-Dealer
  50   Citicorp Securities West Africa                                      Broker-Dealer
  51   Citicorp Trust Bank, FSB (fka Travelers Bank & Trust)                BD Affiliate
  52   Citicorp Valores S.A. Sociedad de Bolsa                              Broker-Dealer
  53   Citicorp Venture Capital Beratungs Gesellschaft MBH                  BD Affiliate
  54   Citigroup (Chile) S.A. Corredores de Bolsa                           Broker-Dealer
  55   Citigroup Asset Management Australia Limited                         Broker-Dealer
  56   Citigroup Global Markets (Guernsey) Limited                          Broker-Dealer
  57   Citigroup Global Markets (Proprietary) Limited                       Broker-Dealer
  58   Citigroup Global Markets Asia Limited                                Broker-Dealer
  59   Citigroup Global Markets Australia Fixed Income Trading Pty Limited  Broker-Dealer
  60   Citigroup Global Markets Australia Pty Limited                       Broker-Dealer
  61   Citigroup Global Markets Canada Inc.                                 Broker-Dealer
  62   Citigroup Global Markets China Limited                               BD Affiliate
  63   Citigroup Global Markets Inc.                                        Broker-Dealer
  64   Citigroup Global Markets India Private Limited                       Broker-Dealer
  65   Citigroup Global Markets Korea Ltd.                                  BD Affiliate
  66   Citigroup Global Markets Korea Securities Limited                    Broker-Dealer
  67   Citigroup Global Markets Limited                                     Broker-Dealer
  68   Citigroup Global Markets Malaysia Sdn. Bhd.                          Broker-Dealer
  69   Citigroup Global Markets Mauritius Private Limited                   Broker-Dealer
  70   Citigroup Global Markets New Zealand Limited                         Broker-Dealer
  71   Citigroup Global Markets Polska SP. Z0.0                             BD Affiliate
  72   Citigroup Global Markets Puerto Rico Inc.                            Broker-Dealer
  73   Citigroup Global Markets Representacoes Ltda.                        Broker-Dealer
  74   Citigroup Global Markets Singapore Merchant Bank Ltd.                Broker-Dealer
  75   Citigroup Global Markets Singapore Pte. Ltd.                         Broker-Dealer
  76   Citigroup Global Markets Taiwan Limited                              Broker-Dealer
  77   Citigroup Global Markets U.K. Equity Limited                         Broker-Dealer
  78   Citigroup Inc.                                                       BD Affiliate
  79   Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.           Broker-Dealer
  80   Citinversiones, S.A.                                                 Broker-Dealer
  81   Citisecurities Limited                                               Broker-Dealer
  82   CitiStreet Advisors LLC                                              Broker-Dealer
  83   CitiStreet Equities LLC                                              Broker-Dealer
  84   Citistreet Financial Services LLC                                    BD Affiliate
  85   Citistreet Funds Management LLC                                      BD Affiliate
  86   Cititrading S.A. Casa de Valores                                     Broker-Dealer
  87   Citivalores De El Salvador S.A. De C.V.                              BD Affiliate
  88   Citivalores de Honduras, S.A.                                        Broker-Dealer
  89   Citivalores Puesto de Bolsa, S.A.                                    Broker-Dealer
  90   Citivalores S.A. Comisionista de Bolsa                               Broker-Dealer
  91   Citivalores, S.A. (Guatemala)                                        Broker-Dealer
  92   Citivalores, S.A. (Panama City)                                      Broker-Dealer
  93   Dom Maklerski Banku Handlowego S.A.                                  Broker-Dealer
  94   Inarco International Bank NV                                         BD Affiliate
  95   JapanCross Securities Co., Ltd.                                      Broker-Dealer
  96   Latin American Investment Bank Bahamas Limited                       Broker-Dealer
  97   Nikko Citigroup Limited                                              Broker-Dealer
  98   P.T. Citicorp Securities Indonesia                                   BD Affiliate
  99   PFS Distributors, Inc.                                               Broker-Dealer
  100  PFS Investments Inc.                                                 Broker-Dealer
  101  PFSL Investments Canada Ltd.                                         Broker-Dealer
  102  PT Salomon Smith Barney Indonesia                                    Broker-Dealer
  103  PT. Citigroup Securities Indonesia                                   Broker-Dealer
  104  Salomon Brothers Asset Management Asia Pacific Ltd.                  BD Affiliate
  105  Salomon Brothers Asset Management Inc.                               BD Affiliate
  106  Salomon Brothers Asset Management Limited                            BD Affiliate
  107  Salomon Brothers UK Limited                                          BD Affiliate
  108  Salomon Reinvestment Company, Inc                                    Broker-Dealer
  109  Salomon Smith Barney Asia Limited                                    Broker-Dealer
  110  Salomon Smith Barney Australia Capital Markets Pty Limited           BD Affiliate
  111  Salomon Smith Barney Australia Corporate Finance Pty Limited         BD Affiliate
  112  Salomon Smith Barney Australia Pty Limited                           BD Affiliate
  113  Salomon Smith Barney SA                                              BD Affiliate
  114  Salomon Smith Barney Securities (Taiwan) Limited                     BD Affiliate
  115  Salomon Smith Barney Securities Asia Limited                         Broker-Dealer
  116  Salomon Swapco Inc.                                                  Broker-Dealer
  117  Smith Barney Citigroup Australia Pty Limited                         Broker-Dealer
  118  Smith Barney Fund Management LLC (fka Citifund Management LLC)       BD Affiliate
  119  Smith Barney Global Capital Management, Inc                          BD Affiliate
  120  Smith Barney Strategy Advisers Inc.                                  BD Affiliate
  121  The Geneva Companies Inc.                                            Broker-Dealer
  122  The Travelers Investment Management Company                          BD Affiliate
  123  Tower Square Securities, Inc.                                        Broker-Dealer
  124  Travelers Asset Management International Corporation                 BD Affiliate
  125  Travelers Distribution LLC                                           Broker-Dealer
  126  Travelers Investment Advisers, Inc.                                  BD Affiliate
  127  Tribeca Management, L.L.C.                                           BD Affiliate
  128  ZAO Citigroup Global Markets                                         Broker-Dealer
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